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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-78453, 333-50877 and 333-50841) and the Registration
Statement on Form S-3 (No. 333-5535) of our report dated February 17, 2000 with respect to the consolidated financial statements and schedule of Applied Analytical Industries, Inc. and subsidiaries included in this Annual Report (Form 10-K) for the year ended December 31, 1999.

                                                           /s/ Ernst & Young LLP


Raleigh, North Carolina
March 30, 2000